SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                           Reported): April 30, 2002


             Credit Suisse First Boston Mortgage Securities Corp.,
                        CSFB ABS Trust Series 2002-AR8
           CSFB Mortgage Pass-Through Certificates, Series 2002-AR8
    -------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


        Delaware                         333-77054            13-3320910
-------------------------------       ----------------    ---------------------
(State or Other Jurisdiction of         (Commission      (I.R.S. Employer
        Incorporation)                  File Number)     Identification No.)


                               11 Madison Avenue
                           New York, New York 10010
                 --------------------------------------------
                   (Address of Principal Executive Offices)
                                  (Zip Code)

       Registrant's telephone number, including area code (212) 325-2000
                                                          ----  --------

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Item 7.  Financial Statements, Pro Forma Financial

         Information and Exhibits.
         ------------------------

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits:

         5.1      Legality Opinion of Sidley Austin Brown & Wood LLP

         8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in
                  Exhibit 5.1)

         23.1 Consent of Sidley Austin Brown & Wood LLP (included in Exhibits 5.1 and 8.1)


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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 CREDIT SUISSE FIRST BOSTON MORTGAGE
                                      SECURITIES CORP.


                                      By:  /s/ Steve Warjanka
                                         ---------------------------
                                         Name:   Steve Warjanka
                                         Title:  Vice President



Dated:  March 28, 2002



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                                 Exhibit Index

Exhibit                                                                  Page
-------                                                                  ----

5.1      Legality Opinion of Sidley Austin Brown & Wood LLP                 5

8.1      Tax Opinion of Sidley Austin Brown & Wood LLP (included in         5
         Exhibit 5.1)

23.1     Consent of Sidley Austin Brown & Wood LLP (included in
         Exhibits 5.1 and 8.1)                                              5



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